UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THE SINGING MACHINE COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2023

November 22, 2023

Dear Stockholders:

It is my pleasure to invite you to the 2023 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of The Singing Machine Company, Inc., a Delaware corporation (the “Company,” “The Singing Machine,” “us,” or “our”). The Annual Meeting will be held on December 18, 2023 at 9:00 a.m. Eastern Time virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/singingmachine/2023 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person.

The Annual Meeting is being held for the following purposes:

1.	To elect ten directors to serve on our board of directors until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal;

2.	To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”);

3.	To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say-on-frequency vote”);

4.	To ratify the selection of Marcum LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023; and

5.	To transact such other business as may properly come before the Annual Meeting virtually, or any postponement or adjournment thereof.

Our board of directors recommends that you vote “FOR” the election of each of the ten director nominees; “FOR” the approval of the compensation of our named executive officers; FOR “every 3 years” to hold the say-on-pay vote; and “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Only stockholders of record as of the close of business on November 21, 2023 will be entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof. The accompanying Proxy Statement contains details concerning the foregoing items, as well as information on how to vote your shares. Other detailed information about our business and operations, including our audited financial statements, are included in our Annual Report on Form 10-K. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card you received in the mail, and the additional information in the accompanying Proxy Statement.

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

Sincerely,

/s/ Gary Atkinson
Gary Atkinson
Director and Chief Executive Officer

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THE SINGING MACHINE COMPANY, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2023

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NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the Annual Report on Form 10-K for the fiscal year ended March 31, 2023, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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THE SINGING MACHINE COMPANY, INC.

PROXY STATEMENT

FOR THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2023

This Proxy Statement is solicited by the board of directors (our “Board”) of The Singing Machine Company, Inc., a Delaware corporation (the “Company,” “The Singing Machine,” “us,” or “our”), for use at our 2023 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 18, 2023 at 9:00 a.m. Eastern Time, or at any adjournment or postponement thereof. The Annual Meeting will be held virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/singingmachine/2023 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person. The Annual Meeting is being held for the purposes described herein. We first mailed these proxy materials to stockholders on or about November 22, 2023

ABOUT THE PROXY MATERIALS

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (the “Annual Report”) are available at www.cstproxy.com/singingmachine/2023. The Annual Report, however, is not a part of the proxy solicitation material.

We are furnishing proxy materials to our stockholders of record on November 21, 2023. In connection with the solicitation of proxies by our Board for use at the Annual Meeting of stockholders to be held virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/singingmachine/2023. This proxy is being solicited by the Board, and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Questions and Answers About the Annual Meeting and Voting

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on November 21, 2023 (the “Record Date”), you were a stockholder of record of our common stock. On the Record Date, there were 6,418,061 shares of our common stock outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to provide your proxy to ensure your vote is counted. Even if you vote by proxy, you may still vote if you are able to attend the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you do not direct your broker or other nominee how to vote your shares, the broker or other nominee will be entitled to vote the shares with respect to “routine” items, but will not be permitted to vote the shares with respect to “non-routine” items. Where you do not direct your broker or other nominee how to vote on “non-routine” items it is referred to as a “broker non-vote.”

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Proposal 1, the election of directors, Proposal 2, the vote to approve, on an advisory basis, the compensation of our named executive officers, and Proposal 3, the vote to approve, on an advisory basis, the frequency that stockholder advisory votes to approve the compensation of our named executive officers are considered to be “non-routine” matters under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee will not be voted on these proposals unless you affirmatively provide the nominee with instructions for how to vote. Accordingly, broker non-votes may result for these proposals.

Proposal 4, the ratification of the selection of our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023, is considered to be a “routine” matter under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee may be voted by the nominee on Proposal 4 even if you do not provide the nominee with instructions for how to vote. Accordingly, we do not expect any broker non-votes will result for this proposal.

As a beneficial owner of shares, you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee. Please contact your broker or other nominee for additional information.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock that you owned as of the Record Date.

What is the quorum requirement?

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either virtually or represented by proxy, in order for us to hold the Annual Meeting. This is referred to as a quorum. On the Record Date, there were 6,418,061 outstanding shares of our common stock entitled to vote. Thus, 3,215,449 shares of our common stock must be present at the Annual Meeting, either virtually or represented by proxy, to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

What proposals am I being asked to vote upon?

The Annual Meeting is being held for the following purposes:

1.	to elect ten directors to serve on our Board until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal;

2.	to approve, on an advisory basis, the compensation of our named executive officers;

3.	to approve, on an advisory basis, the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken; and

4.	to ratify the selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023.

A vote may also be held on any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof. However, as of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of ten directors	“FOR” each nominee	● Vote “For All” of the nominees listed ● Vote “Withhold All” to withhold for all of the nominees listed ● Vote “For All Except” to vote for all nominees except the nominee(s) written	Plurality of the votes cast by the holders of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting	No effect	No effect

2 – Approval of the compensation of our named executive officers	“FOR”	● Vote “For” the approval of the compensation of our named executive officers ● Vote “Against” the approval of the compensation of our named executive officers ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the votes cast vote in favor of the proposal	No effect	No effect

3 – Determine the frequency of our say-on-pay vote	FOR “every 3 years”

● Vote “Every 1 year” to hold the say-on-pay vote annually

● Vote “Every 2 years” to hold the say-on-pay vote every two years

● Vote “Every 3 years” to hold the say-on-pay vote every three years

● Abstain from voting on this proposal

			The frequency option receiving the most votes will be approved, on a non-binding advisory basis	No effect	No effect

4 – Ratification of the selection of Marcum as our independent registered public accounting firm	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if a majority of the votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal	No effect	No broker non-votes; brokers have discretion to vote

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How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, attend the Annual Meeting via the Internet and follow the instructions.

●	By Internet. To vote by proxy via the Internet, follow the instructions described on the proxy card.

●	By Telephone. To vote by proxy via telephone within the United States and Canada, use the toll-free number on the proxy card.

●	By Mail. To vote by mail, complete, sign, and date the proxy card and return it in the envelope provided.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy using one of the methods described above to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

●	By Internet. You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Telephone. You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Mail. If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

●	“FOR” the ten director nominees under Proposal 1;

●	“FOR” the compensation of our named executive officers under Proposal 2;

●	FOR “every 3 years” for approval of the frequency that stockholder advisory votes to approve the compensation of our named executive officers will occur under Proposal 3; and

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●	“FOR” the ratification of the selection of Marcum as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023 under Proposal 4.

In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

If you fail to provide your broker with voting instructions before the Annual Meeting, your broker will be unable to vote on the non-routine matters. Your broker may use his or her discretion to cast a vote on any routine matter for which you did not provide voting instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a notice and, if applicable, a proxy statement, to those security holders.

A single copy of this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from these stockholders. Once you have received notice from your broker, or from us, that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker and also notify us by sending your written request to: The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Investor Relations or by calling Investor Relations at (954) 596-1000.

A stockholder who currently receives multiple copies of this Proxy Statement at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting as discussed below.

If you are a stockholder of record, you may revoke your proxy by:

●	sending written notice of revocation to The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Corporate Secretary, in time for it to be received before the Annual Meeting;

●	submitting a new proxy with a later date using any of the voting methods described above (subject to the deadlines for voting with respect to each method); or

●	voting at the Annual Meeting (provided that attending the meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares and have instructed your broker or other nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions or by attending the Annual Meeting and voting. However, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee.

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Who will count votes at the Annual Meeting?

Votes will be counted by the inspector of election appointed for the Annual Meeting. The inspector of election will also determine the number of shares outstanding, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date of the Annual Meeting.

When are stockholder proposals for the 2024 annual meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2024 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Amended and Restated Bylaws (the “Bylaws”). To be considered for inclusion, stockholder proposals must be submitted in writing to The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Corporate Secretary, before July 25, 2024, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Any such proposal must meet the requirements of the Bylaws and all applicable laws and regulations.

Any stockholder who wishes to have a proposal considered at the 2024 annual meeting of stockholders, or to nominate a director for election at that meeting, but not submitted for inclusion in the proxy statement relating to that meeting, must give advance notice to us prior to the deadline for such meeting. In order for a proposal or nomination to be timely, it must be received by us no earlier than 120 days prior to the anniversary date of the Annual Meeting, or August 20, 2024, and no later than 90 days prior to the anniversary of the Annual Meeting, or September 19, 2024. In the event the 2024 annual meeting of stockholders is being held more than 30 days before or more than 70 days after the anniversary of the Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company’s bylaws, as applicable.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board currently consists of ten members. The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. The Nominating and Corporate Governance Committee and Board have unanimously approved the recommended slate of ten directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next annual meeting of stockholders or until a successor is duly elected and qualified, or until his earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the ten persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name of Nominee	Age	Principal Position	Director Since
Milton C. Ault III	53	Executive Chairman	2023
Gary Atkinson	41	Chief Executive Officer, Director	2021
Bernardo Melo	46	Chief Revenue Officer, Director	2022
Henry C.W. Nisser	54	Director	2022
Kenneth S. Cragun	61	Director	2022
James M. Turner	48	Director	2022
Harvey Judkowitz	78	Director	2004
Joseph Kling	93	Director	2017
Mathieu Peloquin	52	Director	2021
Jay B. Foreman	61	Director	2022

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Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the nominees named below.

We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Milton C. Ault, III, was appointed to the Board of Directors as Executive Chairman on April 5, 2023. Mr. Ault has served as Executive Chairman of the Board of Directors of Ault Alliance, Inc. (“AAI”) since January 2021. Mr. Ault previously served as Chief Executive Officer of AAI from December 2017 to January 2021 and as Executive Chairman from March to December 2017. Mr. Ault is a seasoned business professional and entrepreneur who has spent decades identifying value in various financial markets including equities, fixed income, commodities, and real estate. Mr. Ault has served as the Chairman of the Board of Ault Disruptive Technologies Corporation (“ADTC”), an NYSE listed Special Purpose Acquisition Company, since its incorporation in February 2021. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc. (“Alzamend”), a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and served as its Chairman until its initial public offering, when he became Alzamend’s Chairman Emeritus and a consultant. Mr. Ault has served as Chairman and Chief Executive Officer of Ault & Company, Inc. (“A&C”) since December 2015, and as Chairman of Avalanche International Corp. (“Avalanche”), a publicly traded Nevada company, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Throughout his career, Mr. Ault has consulted for publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses.

The Board has concluded that Mr. Ault is qualified to serve on the Board and as Executive Chairman because of his significant business background and experience running public companies.

Gary Atkinson joined the Company in January 2008 and served as General Counsel and Corporate Secretary. In November 2009, Mr. Atkinson was appointed as Interim Chief Executive Officer and was promoted as the Company’s permanent Chief Executive Officer in May 2012. Mr. Atkinson was appointed as a Director of the Company on August 11, 2021. Mr. Atkinson is a licensed attorney in Florida and Georgia. He graduated from the University of Rochester with a Bachelor’s Degree in Economics and has been awarded a dual-degree J.D./M.B.A. from Case Western Reserve University School of Law and Weatherhead School of Management.

The Company believes that Mr. Atkinson is qualified to serve on the Board of Directors because of his 15+ years of karaoke industry experience and management experience.

Bernardo Melo has been with the Company since February 2003. Mr. Melo was appointed as Chief Revenue Officer on April 22, 2022 and has served as the Vice President of Global Sales and Marketing (“VP of Sales”) since 2008. Mr. Melo was appointed as a Director of the Company on July 28, 2022. During his tenure at the Company, Mr. Melo has overseen the sales and operations of the music division as well as managed the customer service department. Before taking over the responsibility of VP of Sales, Mr. Melo held dual roles with the Company managing the operations, licensing and sales of the music division while concentrating on hardware sales for the Latin America and Canada market as well as key U.S. accounts such as Walmart. Prior to joining the Company, Mr. Melo held a consulting role for Rewards Network formerly Idine. Mr. Melo’s assignment during his tenure was improving their operational procedures while increasing efficiencies and lowering operating cost. Mr. Melo also worked at Coverall North America as Director of Sales managing a startup initiative for the company covering 15 regional office and 40 sales reps across North America focusing on franchise sales. Overall Mr. Melo has over 16 years of sales, marketing and management experience.

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The Company believes that Mr. Melo is qualified to serve on the Board of Directors because of his 16+ years in senior positions sales and marketing experience as well as his karaoke industry and management experience.

Henry C.W. Nisser was appointed as director of the Company on April 5, 2023. Mr. Nisser has served as President of AAI since January 2021, as a member of the Board of Directors of AAI since September 2020 and as General Counsel of AAI since May 2019. Mr. Nisser previously served as Executive Vice President of AAI from May 2019 to January 2021. Mr. Nisser has served as the President, General Counsel and on the Board of Directors of BitNile Metaverse, Inc. (“BNMV”), a Nasdaq listed company that operates the BitNile.com metaverse platform, since March 2023. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche. Mr. Nisser has served as the President, General Counsel and on the board of directors of ADTC since its incorporation in February 2021. Mr. Nisser has served on the board of directors of Alzamend since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. From October 2011 through April 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser is fluent in French and Swedish as well as conversant in Italian. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999.

The Board has concluded that Mr. Nisser is qualified to serve on the board of directors because of his extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies.

Kenneth S. Cragun was appointed as a director of the Company on July 27, 2022. Since February 2021, Mr. Cragun has served as the Chief Financial Officer of ADTC. Since August 2020, Mr. Cragun has served as the Chief Financial Officer of AAI and between October 2018 and August 2020, served as its Chief Accounting Officer. Since June 2021, Mr. Cragun has served as the Senior Vice President of Finance at Alzamend and between January 2018 and June 2021, as its Chief Financial Officer. Since September 2018, Mr. Cragun has served on the board of directors and Chairman of the Audit Committee of Verb Technology Company, Inc. He served as a CFO Partner at Hardesty, LLC, a national executive services firm between October 2016 and October 2018. His assignments at Hardesty included serving as Chief Financial Officer of CorVel Corporation, a publicly traded company and a nationwide leader in technology driven, healthcare-related, risk management programs, and of RISA Tech, Inc., a private structural design and optimization software company. Mr. Cragun was also Chief Financial Officer of two Nasdaq-traded companies, Local Corporation, from April 2009 to September 2016, which operated Local.com, a U.S. top 100 website, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo.

The Board has concluded that Mr. Cragun is qualified to serve on the Board of Directors because of his significant private and public company operational and financial experience.

James M. Turner was appointed as a director of the Company on July 27, 2022 and our General Counsel on April 5, 2023. Mr. Turner has served as the Deputy General Counsel and VP of Legal Affairs at AAI, Alzamend, A&C and Avalanche since April 2021 and at BNMV since March 2023. Prior to joining AAI, Mr. Turner spent approximately 19 years, including the last 10 as a partner, at SRF. Mr. Turner has significant practice involving corporate and securities law, including public and private equity and debt offerings, mergers and acquisitions, corporate governance and securities law compliance. Mr. Turner received B.A. degrees from Elmira College in political science and international relations, and his J.D. degree from American University, Washington College of Law, where he was a member of the American University International Law Review.

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The Board has concluded that Mr. Turner is qualified to serve on the board of directors because of his extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies.

Harvey Judkowitz has served as a Director of the Company since March 29, 2004 and is the chairman of the Audit Committee. He is licensed as a CPA in New York and Florida. From 1988 to the present date, Mr. Judkowitz has conducted his own CPA practices. He has served as the Chairman and CEO of UniPro Financial Services, a diversified financial services company up until the company was sold in September of 2005. He was formerly the President and Chief Operating Officer of Photovoltaic Solar Cells, Inc.

The Company believes that Mr. Judkowitz is qualified to serve on the Board of Directors because he is a qualified CPA with over 19+ years’ experience on the Board.

Joseph Kling was appointed as a Director of the Company on May 9, 2017. Mr. Kling has spent his entire career in the toy industry, most notably serving as CEO of View-Master, the iconic stereoscopic toy company, which later purchased Ideal Toy from CBS and later became View-Master Ideal, publicly traded on the Nasdaq. View-Master Ideal later acquired California Plush Toys and the entire group was later acquired by Tyco Toys in 1989. Mr. Kling later went into private M&A consulting and sat on the board of Russ Berrie & Co (currently known as Kids Brands, Inc.) for 21 years advising on the acquisition of several toy companies. Mr. Kling has also served on the Board of Crown Crafts, a large distributor of infant, toddler, and juvenile consumer products and on the board of Lancit Media Entertainment, a children’s and family media production company (formerly listed on the Nasdaq). Notably, Mr. Kling has been involved in many major toy company acquisitions of brands such as Melissa & Doug and Brio.

The Company believes that Mr. Kling is qualified to serve on the Board of Directors because of his success and relationships in the toy industry and his deep understanding of consumer products and market awareness of mergers and acquisitions in the toy industry.

Mathieu Peloquin was appointed as a Director of the Company on December 1, 2021. Mr. Peloquin was appointed Senior Vice-President, Marketing and Communications at Stingray Group, Inc. (“Stingray”) in 2013 and oversees marketing, communication strategies, content and investor relations. Mr. Peloquin brings more than 20 years of experience as an expert marketer, strategist and inspiring leader. Prior to joining Stingray, Mr. Peloquin was Vice President of Marketing at Transcontinental Media Inc. and Vice President of Transcontinental Media Inc.’s Digital Marketing Solutions Group from 2010 to 2013. He also held several executive positions at Reader’s Digest Magazines Canada Limited and co-founded Equinox Marketing Services. Mr. Peloquin is a CPA, CMA and holds a Bachelor of Commerce from the School of Management of the Université du Québec à Montréal.

The Company believes that Mr. Peloquin is qualified to serve as a member of the Board of Directors due to his extensive business experience.

Jay B. Foreman was appointed as Director of the Company on May 23, 2022. Mr. Foreman has been a veteran of the toy industry for over 30 years. Mr. Foreman started his career at Fable Toys as a territory sales rep for the Jersey Shore and within ten years became SVP for Galoob Toys, where he was primarily responsible for developing the direct import business. He has founded multiple toy companies over his career, including co-founding Play-By-Play Toy’s and Novelties and more recently Play Along Toys, a leading toy company, which was subsequently sold to Jakks Pacific in 2004. Mr. Foreman later went on to found his third start up which became Basic Fun!, now the makers of Tonka™ trucks, Carebears™, K’NEX™, Lincoln Logs™, Playhut™. Mr. Foreman serves as CEO of Basic Fun!, which role he has had since he founded the company in 2009. He has also served on the boards of directors of the Toy Association and Licensing Merchandisers association. He currently chairs the Toy Industry trade show committee which is responsible for the world famous NY Toy Fair.

The Company believes that Mr. Foreman is qualified to serve as a member of the Board of Directors because of his extensive history and experience in the toy business, including his deep knowledge of licensing, operations, sales and marketing, M&A, and capital markets.

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Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Involvement in Certain Legal Proceedings

Except as set forth below, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the SEC or the CFTC to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On June 23, 2015, Local Corporation, a Delaware corporation, filed a voluntary petition for reorganization under Chapter 11 of the US Bankruptcy Code. Mr. Cragun, a Director of the Company, was chief financial officer of Local Corporation at the time of filing.

Voting Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE TEN DIRECTOR NOMINEES.

Information about the Board of Directors and Committees

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market.

Our Board currently consists of ten directors, Milton C. Ault, III, Gary Atkinson, Bernardo Melo, Henry C. Nisser, Kenneth Cragun, James Turner Harvey Judkowitz, Joseph Kling, Mathieu Peloquin, and Jay B. Foreman. Messrs. Nisser, Cragun, Peloquin, Judkowitz, Kling and Foreman are “independent directors” within the meaning of the Nasdaq Listing Rules.

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Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. Presently, Mr. Milton C. Ault, III serves as Executive Chairman of the Board and Mr. Gary Atkinson serves as Chief Executive Officer.

Six of the ten members of our Board satisfy the requirements of independence under the Nasdaq Listing Rules, and our audit, compensation, and nominating committees are composed entirely of independent directors. This structure encourages independent and effective oversight of our operations and prudent management of risk.

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and assessing the steps management has taken to monitor, control, and report such risks to the Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the economy and general financial condition and outlook, our ability to expand our client base, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board, which then initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on the Compensation Committee to address significant risk exposures that we may face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Meetings of our Board and its Committees

Our Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Board met 4 times, including telephonic meetings, during the fiscal year ended March 31, 2023. Each director attended more than 75% of our Board meetings. Each director attended more than 75% of the meetings held by committees of our Board on which they served during that period.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual meeting of stockholders in each year during which that director serves as a member of our Board.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at www. singingmachine.com under the “Investor Relations –Governance” tab.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the independence requirements under the Nasdaq’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

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Audit Committee

The members of our Audit Committee are Messrs. Judkowitz, Kling and Foreman, with Mr. Judkowitz serving as the Chairperson. Each of Messrs. Judkowitz, Kling and Foreman is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market applicable to audit committee members. Our board of directors has determined that Mr. Judkowitz qualifies as an audit committee financial expert within the meaning of SEC regulations and meet the financial sophistication requirements of the Nasdaq Stock Market.

Our Audit Committee has the responsibility for, among other things, (i) selecting, retaining and overseeing our independent registered public accounting firm, (ii) obtaining and reviewing a report by independent auditors that describe the accounting firm’s internal quality control, and any materials issues or relationships that may impact the auditors, (iii) reviewing and discussing with the independent auditors standards and responsibilities, strategy, scope and timing of audits, any significant risks, and results, (iv) ensuring the integrity of the Company’s financial statements, (v) reviewing and discussing with the Company’s independent auditors any other matters required to be discussed by PCAOB Auditing Standard No. 1301, (vi) reviewing, approving and overseeing any transaction between the Company and any related person and any other potential conflict of interest situations, (vii) overseeing the Company’s internal audit department, (v) reviewing, approving and overseeing related party transactions, and (viii) establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. The Audit Committee charter can be found online at https://singingmachine.com/pages/governance.

Compensation Committee

The members of our Compensation Committee are Messrs. Judkowitz, Kling and Foreman, with Mr. Kling serving as the Chairperson. Our Compensation Committee has the responsibility for, among other things, (i) reviewing and approving the chief executive officer’s compensation based on an evaluation in light of corporate goals and objectives, (ii) reviewing and recommending to the Board the compensation of all other executive officers, (iii) reviewing and recommending to the Board incentive compensation plans and equity plans, (iv) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and related information to be included in the annual report on Form 10-K and proxy statements, and (v) reviewing and recommending to the Board for approval procedures relating to Say on Pay Votes. The Compensation Committee charter can be found online at https://singingmachine.com/pages/governance.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Judkowitz, Kling and Foreman, with Mr. Foreman serving as the Chairperson. Our Nominating and Corporate Governance Committee has the responsibility relating to assisting the Board in, among other things, (i) identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, (ii) recommending to the Board the approval of nominees for director, (ii) developing and recommending to our board of directors a set of corporate governance guidelines, and (iv) overseeing the evaluation of our board of director. The Nominating and Corporate Governance Committee charter can be found online at https://singingmachine.com/pages/governance.

Other Board Committees

Other than the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, we have no standing committees of our Board.

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Committee Composition

The table below lists each director nominee’s committee memberships and the chairperson of each Board committee.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Harvey Judkowitz	Chairperson	X	X
Joseph Kling	X	Chairperson	X
Jay B. Foreman	X	X	Chairperson

Nominations Process and Criteria

Our Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our shareholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

●	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

●	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

●	whether the person would qualify as an “independent director”, as such term is defined in the Nasdaq Stock Market Rules;

●	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

●	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal to:

The Singing Machine Company, Inc.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

Attention: Corporate Secretary

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The Corporate Secretary will forward any such correspondence to the Chairperson of the Nominating and Corporate Governance Committee for review and consideration in accordance with the criteria described above and the requirements set forth in the Bylaws.

Board Diversity

The Board does not have a formal policy regarding board diversity for our board of directors as a whole nor for each individual member, the nominating and corporate governance committee does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

As required by the Nasdaq Rules that were approved by the SEC in August 2021, the Company is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq Rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (as of November 22, 2023)

Total Number of Directors	10

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	-	10	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	1	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	8	-	-
Two or More Races or Ethnicities	-	1	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee thereof, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) to: The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Corporate Secretary. The Corporate Secretary will forward all appropriate communications to the Chairperson of the Audit Committee.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer. Our Code of Ethics is available on our website at https://singingmachine.com/pages/governance.

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Change of Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change of control of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of the outstanding shares of our common stock, to file reports of ownership and changes in ownership concerning their shares of our common stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended March 31, 2023 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms except for as set forth in the Delinquent Section 16(a) section below.

Delinquent Section 16(a) Reports

●	Mr. Gary Atkinson filed a late Form 4 on June 23, 2022 with respect to one transaction;
●	Mr. Bernardo Melo filed a late Form 4 on June 23, 2022 with respect to one transaction;
●	Mr. Lionel Marquis filed a late Form 4 on June 23, 2022 with respect to one transaction; and
●	Mr. Jay B. Foreman filed a late Form 4 on June 30, 2022 with respect to one transaction.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section entitled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay-for-performance. An executive officer’s compensation package historically has been comprised of a base salary, which reflects individual performance and expertise. Previously, we have also granted stock options to our executive officers as part of their compensation. Based on our size and scope, we believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal year ended March 31, 2023 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse or not to endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program, rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, our Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

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As an advisory vote, this proposal is non-binding on us. However, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the frequency of say-on-pay votes.

Voting Recommendation

FOR the non-binding, advisory vote on the frequency of say-on-pay votes approving the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K every three years.

Summary

As discussed above in Proposal 2, executive compensation is an important matter for the Company’s stockholders. Companies are required to provide a separate stockholder advisory vote once every six years to determine whether the stockholders’ say-on-pay vote should occur every year, every two years, or every three years. We believe that approval of executive compensation should occur every three years, as stockholder feedback on executive compensation would be more useful if the success of our compensation program is judged over a period of time.

We are asking stockholders to vote on whether the say-on-pay vote should occur every year, every two years, or every three years. As an advisory vote, this proposal is non-binding on the Company. However, our Board values the opinions of our stockholders and will consider the outcome of the vote when determining how often a say-on-pay advisory vote of the stockholders should be taken.

PROPOSAL 4 – RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Board has approved a change in the Company’s fiscal year end from March 31 to December 31. Accordingly, the Company’s next fiscal year will end on December 31, 2023, resulting in a nine-month transition period from April 1, 2023 to December 31, 2023. We will report one-time, nine-month transitional financial statements for the period from April 1, 2023 through December 31, 2023 in March 2024.

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firm. The Audit Committee has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the nine-month transitional period year ending December 31, 2023. The Board recommends stockholder ratification of the appointment of Marcum. EisnerAmper LLP (“EisnerAmper”) served as the Company’s independent public accounting firm for the fiscal year ended March 31, 2023.

Although stockholder ratification of the selection of our independent registered public accounting firm is not required by our Bylaws or applicable law, we are submitting the selection for ratification so our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm.

Representatives of Marcum are expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

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Audit Fees and Services

The following table sets forth the fees billed to us for the year ended March 31, 2023 and 2022 for professional services rendered by EisnerAmper:

Fees	2023	2022
Audit Fees	$291,900	$188,835
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	99,750	1,040
Total Fees	$391,650	$189,875

For purposes of the table, the professional fees are classified as follows:

●	Audit Fees - Consists of fees billed for professional services rendered for the audit of the Singing Machine’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, reviews of registration statements, and services that were provided by EisnerAmper, respectively.
●	All Other Fees - Consists of fees for products and services other than the services reported above including component auditor services provided in connection with the audit of AAI, our largest stockholder.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Audit Committee, as applicable, before the respective services were rendered.

Voting Recommendation

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in the Annual Report on Form 10-K, and overseeing compliance with the SEC requirements for disclosure of our independent registered public accounting firm’s services.

Review of Fiscal Year 2023 Consolidated Financial Statements

In connection with its review of our Fiscal Year 2023 Consolidated Financial Statements, the Audit Committee has:

1)	reviewed and discussed the audited consolidated financial statements with management;
2)	discussed with EisnerAmper, our former independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and
3)	received from EisnerAmper, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with EisnerAmper their independence.

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Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal year ended March 31, 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

By the Audit Committee of the Board of Directors:

Harvey Judkowitz, Chairman

Joseph Kling

Jay Foreman

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

MANAGEMENT

As of November 22, 2023, the Company’s named executive officers are as follows:

		Officer/Director
Name	Age	Since	Position or Office
Gary Atkinson	41	2012/2021	Chief Executive Officer and Director
Bernardo Melo	46	2022	Chief Revenue Officer and Director
Lionel Marquis	70	2012	Chief Financial Officer

Gary Atkinson. For biographical information on Mr. Atkinson, please see Proposal 1, “Election of Directors.”

Bernardo Melo. For biographical information on Mr. Melo, please see Proposal 1, “Election of Directors.”

Lionel Marquis joined the Company in June 2008 as Controller and Principal Accounting Officer and was appointed as the Company’s Chief Financial Officer in May 2012. For the past 27 years Mr. Marquis has served as Controller and or Chief Financial Officer for several manufacturing and distribution companies in the South Florida area. Some of these companies include Computer Products, Inc (Artesyn Technologies Inc), US Plastic Lumber Corp., Casi-Rusco, (division of Interlogix Inc.), DHF Industries, Inc and Ingear Fashions, Inc. Mr. Marquis graduated from Bryant University with a Bachelor’s Degree in Business Administration with a major in accounting.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned by or paid to our named executive officers with respect to the years ended March 31, 2023 and 2022.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Comp	Non-Qualified Deferred Compensation Earnings	Other Comp	TOTAL COMP
Gary Atkinson	2023	$212,673	$30,000	$15,620	$42,966	$-	$-	$6,192	$307,451
Chief Executive Officer	2022	$156,075	$-	$-	$-	$-	$-	$5,339	$161,414

Lionel Marquis	2023	$181,694	$240,000	$8,096	$30,323	$-	$-	$8,111	$468,224
Chief Financial Officer	2022	$154,154	$-	$-	$-	$-	$-	$6,484	$160,638

Bernardo Melo	2023	$213,019	$98,166	$8,096	$30,323	$-	$-	$12,447	$362,051
Chief Revenue Officer	2022	$163,004	$146,725	$-	$9,114	$-	$-	$12,389	$331,232

(1)	Mr. Atkinson earned an annual salary of $215,000 for the fiscal year ended 2023 and $156,075 for the fiscal year ended March 31, 2022.

(2)	Mr. Marquis earned an annual salary of $210,000 for the fiscal year ended 2023 and $154,514 for the fiscal year ended March 31, 2022.

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(3)	Mr. Melo earned an annual salary of $215,000 for the fiscal year ended 2023 and $163,004 for the fiscal year ended March 31, 2022.

(4)	Other compensation consisted of our 401(k) match benefit.

Outstanding Option and Stock Awards at Fiscal Year-End

The following table sets forth information with respect to outstanding grants of options to purchase our common stock under stock option awards issued with Board of Directors approval to the named executive officers as of the fiscal year ended March 31, 2023:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gary Atkinson, CEO - Other stock option awards	5,000	-	N/A	6.30	07/01/2023	N/A	N/A	N/A	N/A
- Other stock option awards	1,667	-	N/A	7.20	03/31/2026	N/A	N/A	N/A	N/A
- Other stock option awards	3,333	-	N/A	14.10	05/03/2027	N/A	N/A	N/A	N/A
- Other stock option awards	13,334	-	N/A	4.00	05/24/2032	N/A	N/A	N/A	N/A
- Other stock option awards	1,667	-	N/A	8.65	08/16/2032	N/A	N/A	N/A	N/A

Lionel Marquis, CFO - Other stock option awards	3,333	-	N/A	6.30	07/01/2023	N/A	N/A	N/A	N/A
- Other stock option awards	500	-	N/A	7.20	03/31/2026	N/A	N/A	N/A	N/A
- Other stock option awards	1,667	-	N/A	14.10	05/03/2027	N/A	N/A	N/A	N/A
- Other stock option awards	10,000	-	N/A	4.00	05/24/2032	N/A	N/A	N/A	N/A
- Other stock option awards	1,000	-	N/A	8.65	08/16/2032	N/A	N/A	N/A	N/A

Bernardo Melo, VP Sales - Other stock option awards	8,333	-	N/A	6.30	07/01/2023	N/A	N/A	N/A	N/A
- Other stock option awards	833	-	N/A	5.10	06/30/2025	N/A	N/A	N/A	N/A
- Other stock option awards	3,333	-	N/A	9.60	08/10/2026	N/A	N/A	N/A	N/A
- Other stock option awards	6,667	-	N/A	14.10	05/03/2027	N/A	N/A	N/A	N/A
- Other stock option awards	1,667	-	N/A	6.60	12/25/2031	N/A	N/A	N/A	N/A
- Other stock option awards	10,000	-	N/A	4.00	05/24/2032	N/A	N/A	N/A	N/A
- Other stock option awards	1,000	-	N/A	8.65	08/16/2032	N/A	N/A	N/A	N/A

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Employment Agreements

Effective April 22, 2022, we entered into employment agreements with each of our Chief Executive Officer and Chief Revenue Officer (the “Employment Agreements”). Effective December 28, 2022 we entered into an employment agreement with our Chief Financial Officer.

The employment agreements for Messrs. Atkinson and Melo are for a term of three years with automatic renewals for successive one-year terms, unless either party provides notice of its intention not to extend. Mr. Marquis’s employment agreement terminates on the close of business on December 31, 2023.

Pursuant to the Employment Agreements, as compensation for their service as executives of the Company, the executives will receive: (1) a base salary per annum (the “Base Salary”), set forth below and commensurate benefits, as described in the Employment Agreement; (2) eligibility, subject to their continued employment with the Company, to earn an annual bonus (the “Annual Bonus”); (3) eligibility, also subject to their continued employment with the Company, to participate in the Company’s 2023 Equity Incentive Plan, or any successor plan, subject to the terms of such plan; and (4) entitlement, also subject to the executives’ continued employment with the Company, to reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by them in connection with the performance of their duties for the Company and the Company’s expense reimbursement policies and procedures.

The executives’ base salaries are as follows:

●	Gary Atkinson: $215,000, with an automatic increase to $225,000 on the first anniversary of the Employment Agreement; provided the Company remains profitable.

●	Lionel Marquis: $210,000, terminating on December 31, 2023.

●	Bernardo Melo: $215,000 with an automatic increase to $225,000 on the first anniversary of the Employment Agreement; provided the Company remains profitable.

In addition to the payment of accrued amounts due to the executives, the Employment Agreements for Messrs. Atkinson and Melo each provide for the payment of severance to the Executives in a lump sum payment equal to two times the sum of the executive’s base salary and annual bonus for the year in which the termination occurs, in the event of the termination of the Agreement by the Company without Cause (as defined in the Employment Agreement), or upon the Company’s election not to renew the Employment Agreement or by the executive for Good Reason (as defined in the Employment Agreement). The Employment Agreements provide for payments to the executive of certain amounts in the event of the executive’s death or disability (as defined in the Employment Agreement).

In the event Messrs. Atkinson’s or Melo’s employment is terminated by the executive for Good Reason (as defined in the Employment Agreement) on account of its failure to renew the Employment Agreement or without Cause (as defined in the Employment Agreement”) within twelve months of a Change in Control (as defined in the Employment Agreement), the executive shall be entitled to receive a lump sum payment equal to two times the base salary and annual bonus for the year in which the termination takes place.

Payment of severance under the Employment Agreement is conditioned upon Messrs. Atkinson’s and Melo’s execution of a release in favor of the Company.

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The Employment Agreements superseded the change of control agreements previously entered into by the Company in January 2014 with each of its three executive officers.

Pursuant to the change of control agreement (“CIC Agreement”) entered into by the Company in January 2014 and subsequent to the change in control of the Company that occurred in August 2022, Mr. Marquis’ employment agreement included acknowledgement by the Company that he was entitled to receive bonus cash compensation of $400,000. This bonus is to be paid in accordance with the section in his Employment Agreement pertaining to the Change in Control Compensation even if terminated by the Company for any reason. Payments are to be made as follows:

(a) $200,000 on December 31, 2022;

(b) $100,000 on April 30, 2023; and

(c) $100,000 on December 31, 2023.

Executive Bonus Plan

On April 22, 2022, our Board of Directors approved a Bonus Plan (the “Bonus Plan”) for our executive officers.

The Bonus Plan offers a cash bonus, stock options, and stock grants to the executives based on the Company’s EBITDA at its fiscal year end. The value of the cash bonus and number of stock options and grants increases based on the Company’s percentage of net sales. The Bonus Plan also provides for a one-time option grant to the executives upon the successful listing of the Company’s shares of common stock on the Nasdaq Stock Market, LLC.

Director Compensation

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made during the year ended March 31, 2023.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Comepnsation Earnings	All Other Compensation	Total

Harvey Judkowitz	$18,500	$5,000	$7,129	$-	$-	$-	$30,629

Joseph Kling	$19,000	$5,000	$7,129	$-	$-	$-	$31,129

Jay Foreman	$18,000	$5,000	$8,698	$-	$-	$-	$31,698

Mathieu Peloquin	$12,500	$5,000	$7,129	$-	$-	$-	$24,629

James Turner	$1,000	$-	$4,340	$-	$-	$-	$5,340

Kenneth Cragun	$1,500	$-	$4,340	$-	$-	$-	$5,840

(1) As of March 31, 2023 the aggregate number of stock awards held by Messrs. Judkowitz, Kling and Foreman is 12,295 and 1,140, respectively. The aggregate stock awards held by both Messrs. Foreman and Peloquin is 617.

(2) As of March 31, 2023 the aggregate number of Company stock options held by Messrs. Judkowitz, Kling and Foreman is 5,669, 4,335, and 1,667, respectively and Messrs. Peloquin, Turner and Cragun is 1,667, 667 and 667, respectively.

During our fiscal year ended March 31, 2023, our compensation package for our non-employee directors consisted of grants of stock options, cash payments, stock issuances and reimbursement of costs and expenses associated with attending our board meetings.

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We compensate our directors as follows:

●	An initial grant of 667 stock options with an exercise price determined as the closing price on the day of joining the board. The options vest in one year and expire in ten years while they are board members or the lesser of five years or remaining life of the stock option once they are no longer board members.

●	An annual cash payment of $7,500 for each completed full year of service or prorated for a partial year.

●	An annual stock grant of stock equivalent in value to $5,000 for each completed full year of service or prorated for a partial year. The stock price at grant will be determined at the closing price on the day of the annual stockholder meeting.

●	An annual grant of 667 stock options with an exercise price determined as the closing price on the day of the annual stockholder meeting. If the annual meeting is held less than 6 months after the board member first joined the board he or she will not receive another option grant.

●	A $500 fee for each board meeting and annual meeting attended. Committee meetings and telephone board meetings will be compensated with a $250 fee.

●	All expenses are reimbursed for attending board, committee and annual meetings or when their presence at a location away from home is requested.

2022 Equity Incentive Plan

On April 12, 2022, our Board of Directors adopted the 2022 Equity Incentive Plan, or the 2022 Plan. The 2022 Plan provides for the issuance of equity incentive awards, such as stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards collectively, the “Awards.” Awards may be granted under the 2022 Plan to the Company’s employees, officers, directors, consultants, agents, advisors and independent contractors.

The maximum number of shares of common stock initially available for issuance under the 2022 Plan was 233,334 shares of common stock and thereafter an annual increase shall be added as of the first day of the Company’s fiscal year beginning in 2023, equal to the least of (i) 5% of the outstanding common stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 33,334 shares, and (iii) a lesser amount as determined by the Board of Directors. Effective April 1, 2023, there were 33,334 additional shares that were allotted to the 2022 Plan based on the annual plan increase. As of the date of filing of this, the total shares available for issuance under the 2022 Plan are 158,915.

The shares of common stock subject to stock awards granted under the 2022 Plan that lapse, terminate, expire prior to exercise, are canceled or are forfeited, shall again become available for issuance under the 2022 Plan. Shares subject to a stock award under the 2022 Plan shall not again be made available for issuance or delivery under the 2022 Plan if such shares are (i) shares tendered by a participant or retained by the Company as full or partial payment to the Company for the exercise or purchase price of an award or (ii) shares used to satisfy tax withholding obligations in connection with an award.

Notwithstanding any other provision of the 2022 Plan to the contrary, unless the plan administrator determines otherwise with respect to a particular award, in the event of a change of control, if and to the extent an outstanding award is not converted, assumed, substituted for or replaced by the successor company, then such award will terminate upon effectiveness of the change of control. Prior to the change of control, the plan administrator may approve accelerated vesting and/or lapse of forfeiture or repurchase restrictions with respect to all or a portion of the unvested portions of such awards, any such determinations to be made by the plan administrator in its sole discretion. A change in control includes:

●	certain acquisitions of beneficial ownership of more than 50% of our total voting power;

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●	a change in the composition of the board of directors during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the board of directors cease for any reason to constitute at least a majority of the board, as defined in the 2022 Plan; and
●	the consummation of a company transaction, as defined in the 2022 Plan.

The Board of Directors may amend, suspend or terminate the 2022 Plan or a portion of it at any time; however, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the 2022 Plan. The 2022 Plan is scheduled to terminate automatically in ten (10) years following the earlier of (a) the date the Board of Directors adopted the 2022 Plan and (b) the date the shareholders approved the 2022 Plan.

401(k) Plan

Effective January 1, 2001, we adopted a voluntary 401(k) plan. All employees with at least one year of service are eligible to participate in our 401(k) plan. We make a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period. The amounts charged to earnings for contributions to this plan and administrative costs during the years ended March 31, 2023 and 2022 totaled approximately $74,000 and $70,000, respectively.

Securities Authorized for Issuance under Equity Compensation Plans

On April 12, 2022, our Board of Directors approved The Singing Machine Company, Inc. 2022 Equity Incentive Plan, or the 2022 Plan. The 2022 Plan provides for the issuance of equity incentive awards, such as stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards collectively, the “Awards.” Awards may be granted under the 2022 Plan to the Company’s employees, officers, directors, consultants, agents, advisors and independent contractors.

The maximum number of shares of common stock initially available for issuance under the 2022 Plan is 233,333 shares of common stock and thereafter an annual increase shall be added as of the first day of the Company’s fiscal year beginning in 2023, equal to the least of (i) 5% of the outstanding common stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 333,334 shares, and (iii) a lesser amount as determined by the Board of Directors. The shares of common stock subject to stock awards granted under the 2022 Plan that lapse, terminate, expire prior to exercise, are canceled or are forfeited, shall again become available for issuance under the 2022 Plan. Effective April 1, 2023, there were 33,334 additional shares that were allotted to the 2022 Plan based on the annual plan increase. As of the date of filing of this Annual Report, the total shares available for issuance under the 2022 Plan are 158,915.

The following table summarizes our equity compensation plan information as of March 31, 2023:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted –average exercise price of outstanding option, warrants and rights	Number of securities remaining available for future issuance under equity compensation Plans
Equity compensation plans approved by security holders	107,752	$6.81	125,581
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	107,752	$6.81	125,581

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PAY VERSUS PERFORMANCE

Pay vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2023 and 2022.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss)
2023	$307,451	263,866	$415,138	$388,476	$12.68	$(4,638,462)
2022	$161,414	161,414	$245,935	$243,829	$34.15	$230,471

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Gary Atkinson, in the Summary Compensation Table for fiscal years 2023 and 2022.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Atkinson during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, in the Summary Compensation Table for fiscal years 2023 and 2022.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2023 and 2022, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)	Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the earliest applicable fiscal year (March 31, 2021) and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2023, the closing price of our common stock on March 31, 2022 was $4.20 and the closing price of our common stock on March 31, 2023 was $1.56. For 2022, the closing price of our common stock on March 31, 2021 was $12.30 and the closing price of our common stock on March 31, 2022 was $4.20.

To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:

Name and Principal Position	Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
Gary Atkinson	2023	$307,451	$58,586	$15,001	$-	$-	$-	$263,866
Chief Executive Officer	2022	$161,414	$-	$-	$-	$-	$-	$161,414

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table

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To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Name and Principal Position	Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
Lionel Marquis Chief Financial Officer	2023	$468,224	$38,419	$20,400	$-	$-	$-	$450,205
	2022	$160,638	$-	$-	$-	$-	$-	$160,638

Bernardo Melo Chief Revenue Officer	2023	$362,051	$38,419	$1,680	$-	$-	$1,434	$326,746 (2)
	2022	$331,232	$9,114	$4,901	$-	$-	$-	$327,019 (2)

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table
(2)	Compensation Actually Paid to Bernardo Melo for 2023 and 2022 includes adjustments for accrued bonuses of $7,816 and $4,652, respectively, that was reported as compensation but not paid.

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Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the two-year period ended March 31, 2023 decreased by 87% compared to (a) an increase in “compensation actually paid” to our CEO from $161,414 in 2022 to $263,866 in 2023 and (b) an increase in average “compensation actually paid” to our non-CEO NEOs from $243,829 in 2022 to $388,476 in 2023. In addition, our net income decreased by 2113%, from net income of $230,471 in 2022 to a net loss of $(4,638,462) in 2023 compared to the aforementioned changes in “compensation actually paid” to our CEO and non-CEO NEOs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 21, 2023, certain information with respect to the beneficial ownership of our voting stock by (i) each of our current directors and director nominees, (ii) each of our named executive officers, (iii) our directors, director nominees and executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our outstanding common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe, based on the information furnished to us, that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Shares of common stock issuable upon conversion of convertible notes, exercise of options or warrants, or settlement of restricted stock units, or that may become issuable within 60 days of November 21, 2023, are considered outstanding and beneficially owned by the person holding the convertible notes, options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock
Directors and Officers:
Gary Atkinson (1)	26,986	*
Lionel Marquis (1)	18,000	*
Bernardo Melo (1)	35,275	1.0%
Harvey Judkowitz (1)	20,548	*
Joseph Kling (1)	6,052	*
Mathieu Peloquin (1)	2,284	*
Jay Foreman (1) (5)	1,132,435	17.6
Kenneth Cragun (1)	667	*
James Turner (1)	667	*
Milton C. Ault III (2)	1,808,000	28.2%
Henry C. Nisser	-	*

All Executive Officers and Directors as a Group (11 persons)	3,050,914	47.5%

Beneficial owners of more than 5%:
Ault Alliance, Inc. (3)	1,808,000	28.2%
Stingray Group Inc. (4)	1,643,347	25.6%
Regalia Ventures LLC (5)	1,098,901	17.1%

* Represents less than 1%

(1)	Includes as to the person indicated, the following outstanding stock options to purchase shares of the Company’s Common Stock issued under 2022 Plan and other stock option awards, which will be vested and exercisable within 60 days of the record date: 20,001 options held by Gary Atkinson, 23,499 options held by Bernardo Melo, 13,166 options held by Lionel Marquis, 5,669 options held by Harvey Judkowitz, 4,335 options held by Joseph Kling, 1,667 options held by both Mathieu Peloquin and Jay Foreman, and 667 options held by both Kenneth Cragun and James Turner.

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(2)	Represents shares of common stock owned by Ault Lending, LLC (“Ault Lending”). Ault Lending is a wholly-owned subsidiary of AAI. Mr. Ault, the Executive Chairman of AAI, is deemed to have voting and investment power with respect to the securities held of record by Ault Lending.

(3)	Based upon the Form 4 filed with the Securities and Exchange Commission on May 25, 2023 by Mr. Ault, which reflects that the shares are owned by Ault Lending, which is a wholly owned subsidiary of AAI. Mr. Ault, the Executive Chairman of AAI, is deemed to have voting and dispositive power with respect to the securities held by Ault Lending. The address of AAI is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141.

(4)	As of March 31, 2023, Eric Boyko indirectly controlled approximately 57.5% of the combined voting power of Stingray’s outstanding shares. As a result, Eric Boyko may be deemed to share beneficial ownership of the shares of common stock and the warrants held by Stingray. The address of Stingray Group Inc. is 730 Wellington Street, Montréal, Québec H3C 1T4. The security holder may not exercise the warrants to the extent such exercise would cause the security holder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of such securities which have not been so exercised.

(5)	Includes 1,098,901 shares of common stock beneficially owned by Jay Foreman, a Director of the Company, through Regalia Ventures LLC, a company Mr. Foreman owns and controls.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

A transaction may be a related person transaction if any of our directors, executive officers, owners of more than 5% of our common stock, or their immediate family were involved in a transaction in which the Company was or is to be a participant, and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years. The Company engaged in the following related persons transactions since the beginning of the Company’s last fiscal year or any currently proposed transaction:

Stock Purchase Agreement

On November 20, 2023, the Company entered into a stock purchase agreement with two purchasers (the “Purchasers”) pursuant to which the Company sold an aggregate of 2,197,802 shares of its common stock at a price of $0.91 per share, for gross proceeds of approximately $2million. One of the Purchasers, Regalia Ventures LLC, is an entity wholly owned by Jay Foreman, one of the Company’s directors. Mathieu Peloquin, one of the Company’s directors, is an officer of the other Purchaser, Stingray Group, Inc. Stingray is a shareholder of the Company and an entity with which the Company does business through a music subscription sharing agreement.

Due To/From Related Parties

During our fiscal year ended March 31, 2023, the Company did business with Stingray, a shareholder of the Company. Stingray participated in the Company’s 2021 private placement offering and have acquired a minority interest in the Company. On March 31, 2023, the Company had approximately $0.2 million due from Stingray for music subscription reimbursement.

Subordinated Debt and Note Payable

In conjunction with the Crestmark Facility and IHC Facility, the parties entered into a subordination agreement on debt due to Starlight Marketing Development, Ltd. (a former related party) of approximately $803,000. On June 1, 2020 the remaining amount due on the subordinated debt of approximately $803,000 was converted to a note payable (“subordinated note payable”) which bore interest at 6%. As part of the agreement to convert the subordinated debt to a note payable it was agreed that interest expense would be accrued at the same 6% interest rate on the unpaid principal retroactively from the date that previously scheduled payments had been missed. During our fiscal year ended March 31, 2023, interest expense was approximately $17,000 on the subordinated note payable.

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As part of the new Credit Agreement with Fifth Third that the Company entered into on October 14, 2022, the subordinated note in the amount of $352,659, was paid in full on October 26, 2022. The Credit Agreement with Fifth Third was terminated on November 17, 2023

Trade

The Company has a music subscription sharing agreement with Stingray. For the fiscal year ended March 31, 2023, the Company received music subscription revenue of approximately $0.7 million. This amount was included as a component of net sales in the accompanying consolidated statements of operations.

Review, Approval or Ratification of Transactions with Related Persons

We believe that the terms of all of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party. Our audit committee is charged with the responsibility to review, approve and oversee any transaction between the Company and any related party and to develop policies and procedures for the Committee’s approval of related party transactions. While we do not maintain a written policy with respect to related party transactions, our audit committee and board of directors routinely reviews potential transactions with those parties we have identified as related parties prior to the consummation of the transaction. Each transaction is reviewed to determine that a related party transaction is entered into by us with the related party pursuant to normal competitive negotiation and on terms no more favorable than with an unrelated third party. We also generally require, unless permitted by law, that all related parties recuse themselves from negotiating and voting on behalf of the Company in connection with related party transactions.

ANNUAL REPORT ON FORM 10-K

The Annual Report for the fiscal year ended March 31, 2023 is enclosed with this Proxy Statement. Copies of our proxy materials, including this Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Annual Report, however, is not part of this proxy solicitation material.

Any person who was our stockholder on the Record Date (including any beneficial owner of shares) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Investor Relations, or by calling Investor Relations at (954) 596-1000. In addition, copies of this Proxy Statement, the Annual Report, and all other documents filed electronically by us, may be reviewed on the SEC’s website at: http://www.sec.gov.

OTHER BUSINESS

As of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting. In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

By Order of the Board of Directors,

/s/ Gary Atkinson
Director and Chief Executive Officer

Fort Lauderdale, Florida
November 22, 2023

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22965 Singing Machine Proxy Card_REV4 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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THE SINGING MACHINE COMPANY, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 17, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

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MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 4, AND FOR "3 YEARS" ON PROPOSAL 3.

1. Election of Directors

(1) Milton C. Ault III
(2) Gary Atkinson
(3) Bernardo Melo
(4) Henry C.W. Nisser
(5) Kenneth S. Cragun
(6) James M. Turner
(7) Harvey Judkowitz
(8) Joseph Kling
(9) Mathieu Peloquin
(10) Jay B. Foreman

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. An Advisory vote regarding the approval of compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3 YEARS	2 YEARS	1 YEAR	ABSTAIN
☐	☐	☐	☐

FOR	AGAINST	ABSTAIN
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CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

22965 Singing Machine Proxy Card_REV4 - Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the 2023 Proxy Statement, 2023 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/singingmachine/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE SINGING MACHINE COMPANY, INC.

The undersigned appoints Gary Atkinson and Lionel Marquis, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of The Singing Machine Company, Inc. held of record by the undersigned at the close of business on November 21, 2023 at the Annual Meeting of Stockholders of The Singing Machine Company, Inc. to be held on December 18, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)